EXHIBIT 24

                                POWER OF ATTORNEY

      Each person whose signature  appears below designates and appoints WILLIAM
W. SHERERTZ and MICHAEL D. MULHOLLAND, and either of them, true and lawful attorneys-in-fact and agents, to sign the Annual Report on Form 10-K for the year ended December 31, 2004, of Barrett Business Services, Inc., a Maryland corporation, and to file said report, with all exhibits thereto, with the Securities and Exchange Commission under the Securities Exchange Act of 1934. Each person whose signature appears below also grants to these attorneys-in-fact and agents full power and authority to perform every act and execute any instruments that they deem necessary or desirable in connection with said report, as fully as he or she could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

      IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of this 21st day of March, 2005.

      Signature                                 Title
      ---------                                 -----


/s/ William W. Sherertz            President and Chief Executive Officer and
-------------------------          Director
William W. Sherertz                (Principal Executive Officer)


/s/ Michael D. Mulholland          Vice President-Finance and Secretary
-------------------------          (Principal Financial Officer)
Michael D. Mulholland


/s/ James D. Miller                Controller
-------------------------          (Principal Accounting Officer)
James D. Miller


/s/ Thomas J. Carley               Director
-------------------------
Thomas J. Carley


/s/ James B. Hicks                 Director
-------------------------
James B. Hicks


/s/ Jon L. Justesen                Director
-------------------------
Jon L. Justesen


/s/ Anthony Meeker                 Director
-------------------------
Anthony Meeker


/s/ Nancy B. Sherertz              Director
-------------------------
Nancy B. Sherertz